UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2020

DUKE ENERGY CAROLINAS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction of Incorporation or Organization)	1-04928 (Commission File Number)	56-0205520 (IRS Employer Identification No.)

526 South Church Street

Charlotte, North Carolina 28202-1803

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
None

Item 8.01.	Other Events.

On January 8, 2020, Duke Energy Carolinas, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated January 6, 2020 (the “Underwriting Agreement”), with BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 2.45% Series due 2030 (the “2030 Mortgage Bonds”) and $400,000,000 aggregate principal amount of the Company’s First and Refunding Mortgage Bonds, 3.20% Series due 2049 (the “2049 Mortgage Bonds,” and together with the 2030 Mortgage Bonds, the “Mortgage Bonds”). The 2030 Mortgage Bonds were sold to the Underwriters at a discount to their principal amount. The 2049 Mortgage Bonds were sold to the Underwriters at a premium to their principal amount. The Mortgage Bonds were issued under the First and Refunding Mortgage, dated as of December 1, 1927, as amended and supplemented from time to time, including by the One-Hundred and Second Supplemental Indenture, dated as of August 14, 2019 (the “One-Hundred and Second Supplemental Indenture”) and the One-Hundred and Fourth Supplemental Indenture, dated as of January 8, 2020 (the “One-Hundred and Fourth Supplemental Indenture”), each relating to the 2049 Mortgage Bonds, and the One-Hundred and Third Supplemental Indenture, dated as of January 8, 2020, relating to the 2030 Mortgage Bonds (the “One-Hundred and Third Supplemental Indenture”), each between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the Mortgage Bonds (as so amended and supplemented, the “Mortgage”). The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Mortgage, including the One-Hundred and Second Supplemental Indenture, the One-Hundred and Third Supplemental Indenture and the One-Hundred and Fourth Supplemental Indenture which together with the forms of global bonds evidencing the Mortgage Bonds, is filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto. Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Mortgage Bonds, the Company is filing a legal opinion regarding the validity of the Mortgage Bonds as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3 (No. 333-233896-06).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description

Exhibit 4.1	One-Hundred and Second Supplemental Indenture, dated as of August 14, 2019, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and a form of global bonds representing the First and Refunding Mortgage Bonds, 3.20% Series due 2049 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 14, 2019, File No. 1-04928)

Exhibit 4.2	One-Hundred and Third Supplemental Indenture, dated as of January 8, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and a form of global bonds representing the First and Refunding Mortgage Bonds, 2.45% Series due 2030

Exhibit 4.3	One-Hundred and Fourth Supplemental Indenture, dated as of January 8, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee

Exhibit 5.1	Opinion regarding validity of the Mortgage Bonds

Exhibit 23.1	Consent (included as part of Exhibit 5.1)

Exhibit 99.1	Underwriting Agreement, dated January 6, 2020, among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., MUFG Securities Americas Inc., Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CAROLINAS, LLC

Date: January 8, 2020

	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Secretary

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